                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 14, 2002

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                           0-8483                         34-1017531
   (State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification
           Incorporation)                                                       Number)


                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)





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ITEM 9. REGULATION FD DISCLOSURE.

     On August 14, 2002, Ceres Group, Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002. Such certification is attached hereto as Annex A. Annex A is incorporated herein by reference and has been furnished, not filed.














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CERES GROUP, INC.



                                            /s/ Kathleen L. Mesel
                                         --------------------------------------
                                         By:  Kathleen L. Mesel
                                         Its: Corporate Secretary


Dated: August 14, 2002




















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                                                                         ANNEX A
                                                                         -------


                                CERES GROUP, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ceres Group, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002                   /s/ Thomas J. Kilian
                                         --------------------
                                         Thomas J. Kilian
                                         Chief Executive Officer


Dated: August 14, 2002                   /s/ Charles E. Miller, Jr.
                                         --------------------------
                                         Charles E. Miller, Jr.
                                         Chief Financial Officer


     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.